UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2006

SAFARI ASSOCIATES, INC.
(Name of small business in its charter)

Utah	0-30215	87-9369569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

646 West Highland Avenue	92373
(Address of principal executive offices)	(Zip Code)

Issuer's telephone number:	(866) 297-7192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1- REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

A. Asset Purchase Agreement

On September 12, 2006, we entered into an Asset Purchase Agreement with Power-Save Energy Corp. (hereinafter “POWER-SAVE”), a Nevada Corporation pursuant to which the Company agreed to issue 75,000,000 shares of common stock (the “Shares”) of the company. There are no material relationships between the Company or it’s affiliates and any of the parties of the Asset Purchase Agreement. This transaction closed on September 13, 2006.

The acquisition of these shares represented 75,000,000 common shares or approximately 96.7% of the total outstanding stock of the Issuer (the “Majority Shares”). A copy of the Asset Purchase Agreement is attached to this report as an Exhibit.

Closing under the Agreement will result in a change of control of the Company.  The Company currently has a total of 2,537,348 shares issued and outstanding.  As indicated above, the Company will be required to issue a total of 75,000,000 shares to complete the transaction. Therefore, following closing under the Agreement, the Company will have a total of 77,537,348 shares issued and outstanding, of which only 2,537,348 shares will be owned by the current shareholders of the Company.

1. The Parties to the Acquisition Agreement

Safari Associates, Inc., (the “Company”) is the successor corporation of Mag Enterprises, Inc., a Utah corporation incorporated on July 30, 1980. On September 10, 1993, an Amendment to the Articles of Incorporation was filed to change its name from Mag Enterprises, Inc. to Safari Associates, Inc.

The Company has eight wholly owned subsidiaries Safari Group Safety Products, Inc., Safari Camera Corporation, Photography For Evidence, Inc., Impact Dampening Technology, Inc., Safari Target Corporation, Shoothru, Inc., Safari Boat Company, and Safari Lure Company . All the subsidiaries are inactive except for Safari Group Safety Products, Inc. which is a research and development company.

During late fiscal 2003 and into fiscal 2004, the Company decided to change its strategy from the manufacture and distribution of disposable cameras, recoil pads and self sealing targets to concentrate on the research and development of fire safety products.

POWER-SAVE originally incorporated in the State of Nevada on September 21, 2005.

2. The Acquisition Consideration

The stock consideration consisted of 75,000,000 newly issued shares of SFAR common stock, which were divided proportionally among the POWER-SAVE Shareholders in accordance with their respective ownership interests in POWER-SAVE immediately before the completion Acquisition Transaction.

The Acquisition Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the Acquisition consideration, the process of exchanging the consideration and the effect of the Acquisition. The Acquisition Agreement contains reciprocal indemnification provisions that provide for indemnification in the event of a breach of a representation or warranty.

3. Material Relationships

There were no material relationships between the Registrant or its affiliates and any of the parties to the Acquisition Agreement, other than in respect of the Acquisition Agreement.

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SECTION 2- FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 15, 2006, we completed an Asset Purchase transaction with Power-Save Energy Corp., (“POWER-SAVE”), for the issuance of 75,000,000 shares of our common stock.

Power-Save Energy Corporation manufactures an electricity savings device for homeowners. The product is intended to reduce homeowner’s electricity consumption and reduce their electric utility bill monthly. The device may also help with surge protection.

Prior to completion of the Asset Purchase Agreement, the Company had limited assets and no business operations. The board of directors determined that completion of the Asset Purchase transaction with POWER-SAVE would satisfy the Company’s business objectives.  The number of shares to be issued in the Asset Purchase transaction was not determined through arms length negotiation. It was determined by our Board of Directors in the exercise of its discretion, based upon various factors including primarily its analysis of the viability and the potential for future growth and profitability of the business operations conducted by POWER-SAVE.

Prior to completion of the Asset Purchase transaction, we had 2,537,348 shares of common stock issued and outstanding.  Following completion of the Asset Purchase and other related transactions, we had 77,537,348 shares issued and outstanding, of which 75,000,000, or approximately 96.7%, are owned by persons who were previously shareholders of POWER-SAVE.

The Registrant was a shell company (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the Exchange Act) immediately before the completion of the Acquisition Transaction. Accordingly, pursuant to the requirements of Item 2.01(a)(f) of Form 8-K, set forth below is the information that would be required if the Registrant were filing a general form for registration of securities on Form 10-SB under the Exchange Act, reflecting the Registrant

A. Description of Business of Power-Save Energy

The operating company, POWER-SAVE, is a company organized under the laws of Nevada since September 21, 2005.

1.	Executive Summary

Power-Save Energy Corp., Inc. will manufacturer, market, and sell an electricity savings device for homeowners. The trade name Power-Save will serve as brand name and identity name for the company. The product is intended to reduce homeowner’s electricity consumption and reduce their electric utility bill monthly. The device may also help with surge protection. This device is called the Power-Save 1200.

Power-Save Energy Co. intends to aggressively market the Power-Save 1200 product. Power-Save will market the Power-Save 1200 product utilizing Direct Response Television Commercials played on cable TV across America. Power-Save will retain the services of a full service Call Center to take incoming orders as a result of the TV commercials. Power-Save will utilize PayPal Merchant services to accept payment for items. Power-Save Energy Corp. will be responsible for warehousing and shipping the product to customer.

Our keys to success and critical factors for the near term are, in order of importance:
•	Effective placement of Direct Response Television Commercial (DRTV).
•	Streamline supply chain
•	Reduce costs of manufacturing

And after that:
•	Efficiently operate communications between orders and fulfillment
•	Reaching limited retail distribution in year one.
•	Expand TV Commercial markets and accelerate profitability

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Objectives

Manage overheads, manufacturing costs and targeted marketing expenses to maintain high gross margins. Costs will be controlled to maintain projected margins at modest sales levels. If sales exceed these goals additional marketing activity can be implemented quickly, and funded through positive cash flow.

Power-Save Energy Corp. is a manufacturing, sells and marketing company dedicated to the mass market sale of energy saving products for homeowners. We intend to market quality, tested products and to make sufficient profit to generate a fair return for our investors. Our initial product, the Power-Save 1200, will be sold via targeted DRTV to consumers, who are homeowners. We intend to finance continued growth both internally and externally and to develop and acquire new and additional products once our marketing platform is established.

2. Company Summary

Power-Save Energy Corp. is a publicly held Utah Corporation founded by Michael Forster. Mr. Forster is an entrepreneur who has started, owned and operated many types of businesses. This business plan will serve as the framework for bringing the product to market. At this point Mr. Forster owns a majority of the common stock of Power-Save Energy Corp. It is his intention to invest further in this expansion plan as well as to open limited initial investment via private placement. At this point the company can offer no assurances of the success in selling of the initial product Power-Save 1200.

Company Locations and Facilities

A company office is presently maintained by Mr. Forster at 3940-7 Broad Street #200, San Luis Obispo, CA 93401. As needs dictate office and/or distribution facilities will be expanded. Initially, the small office will serve to manage marketing functions and sales/order processing.

Distribution will be handled by Power-Save Energy Corp. Orders will be drop shipped directly from the facility in California. Shipping and handling expense will be billed to the customer. Manufacturing will be sourced from multiple China based factories.
3. Product

Power-Save Energy Corp., Inc. will manufacture, market and sell an electricity savings device for homeowners. The primary function of the Power-Save 1200 is to improve electrical efficiency, and to reduce electrical consumption in the home.

The technology applied by the Power-Save 1200 unit reclaims, stores and supplies power to inductive motors and loads. This process provides the reactive power (kVAR) required to establish the electromagnetic field (EMF) around the inductive windings of a motor, while reclaiming and recycling the power during the normal working phase. The power reclaimed and recycled by the Power-Save 1200 unit would normally be pushed back through the power distribution lines. As a result of providing reactive power (kVAR) locally, motors run cooler and more efficient. This equates to substantial savings (up to 25% in some cases) and longer equipment life.

Sourcing

Power-Save Energy Corp. will source multiple China based manufacturers to handle volume assembly of the Power-Save 1200. Power-Save Energy Corp. will continue to design and manufacturer in-house all future product proto-types.

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4. Market Analysis Summary

Power-Save Energy Corp. has combined with SendTec Inc. a leader in the field of Direct Response TV Commercials. These are industry leaders with vast experience and many successful projects to their credit. Their client list speaks for itself; AAA, Shell, Rhino Linings, Avon, Quicken, Netflix, and the list goes on. These are the experts that are producing and directing successful Direct Response TV Commercials campaigns for HUGE companies, and they are the ones that produced and are directing the Power-Save Energy Corp. Power-Save 1200 commercial.

Nielsen Media Research has defined the Household TV audience is 120,000,000 in size. A typical, not aggressive response rate from a successful Direct Response TV Advertisement campaign returns somewhere in the .30% range. That calculates into a initial run response figure of 360,000 households. This figure does not include ongoing or repetitive DRTV commercials saturating a market, the word of mouth advertising, or releasing the commercial into other countries.

5. Strategy and Implementation Summary

Our strategy is based on picking initial DRTV markets well. There are many states and cities that are hyper aware of utility costs and rising utility rates. It seems likely that homeowners in these markets will respond to a DRTV commercial advertising a drastic reduction in home utility bills.

Marketing Strategy

Our marketing strategy will be to use a professionally produced DRTV 120 sec and 60 sec commercial. Power-Save Energy Corp. has combined with SendTec Inc. a leader in the field of Direct Response TV Commercials. These are industry leaders with vast experience and many successful projects to their credit. Their client list speaks for itself; AAA, Shell, Rhino Linings, Avon, Quicken, Netflix, and the list goes on. These are the experts that are producing and directing successful Direct Response TV Commercials campaigns for huge companies, and they are the ones that produced and are directing the Power-Save Energy Corp. Power-Save 1200 commercial.

Pricing Strategy

Power-Save will be advertising and selling the unit for approximately $295.00 plus shipping and handling of approximately $15.00. After consultation with SendTec, the producers of the DRTV commercial, this price point represented the best price point for both profitability and expected response rates.

6. Management Summary

Power-Save Energy Corp. will have a very thin management team at inception. Call center, order taking, shipping, and accounts receivable will in effect be subcontracted via the use of a contract call center, PayPal. Key internal needs are for general financial control, strategic planning, and sales and marketing implementation.

Management Team

Mr. Michael Forster.: President and Founder. Mr. Forster is an experienced entrepreneur in all facets of business, start-ups, both private and public company experience, corporate and financial restructuring troubled company’s as well as having held senior management level positions at a Fortune 500 company American Airlines. His excitement in bringing the Power-Save 1200 to a mass market DRTV audience and willingness to invest his personal funds in the project represents his commitment to success. He has recognized in the face of escalating energy costs the need for an effective product to help homeowners take control of their energy bills. Mr. Forster will manage the business on an active basis throughout the first two years and initial growth phase.

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Management Team Gaps

Key management team gaps are the lack of a permanent C.F.O., contracted out to outside accountants presently and a permanent V.P. Sales and Marketing. It is expected that such key people will be readily available in the employment market when needed.

7. Financial Plan

Power-Save Energy Corp. desires to finance growth through a combination of equity/debt investment and internally generated cash flow. Because of the cost of initial marketing and establishing a market presence, the business will be financed primarily by investment in the early stages and is expected to burn cash.

Risk Factors

Need for ongoing financing.

SFAR will need additional capital to continue operations and will endeavor to raise funds through the sale of equity shares and revenues from operations. There can be no assurance that SFAR will generate revenues from operations or obtain sufficient capital on acceptable terms, if at all. Failure to obtain such capital or generate such operating revenues would have an adverse impact on financial position and results of operations and ability to continue as a going concern. Operating and capital requirements during the next fiscal year and thereafter will vary based on a number of factors, including the level of sales and marketing activities for our services and products. There can be no assurance that additional private or public financing, including debt or equity financing, will be available as needed, or, if available, on terms favorable to SFAR. Any additional equity financing may be dilutive to stockholders and such additional equity securities may have rights, preferences or privileges that are senior to those of SFAR existing common stock.

Furthermore, debt financing, if available, will require payment of interest and may involve restrictive covenants that could impose limitations on operating flexibility. SFAR’s failure to successfully obtain additional future funding may jeopardize the ability to continue our business and operations. If SFAR can raise additional funds by issuing equity securities, existing stockholders may experience a dilution in their ownership. In addition, as a condition to giving additional funds, future investors may demand, and may be granted, rights superior to those of existing stockholders.

Cautionary factors that may affect future results.

SFAR provides the following cautionary discussion of risks, uncertainties and possible inaccurate assumptions relevant to its business and products. These are factors that could cause actual results to differ materially from expected results. Other factors besides those listed here could adversely affect SFAR.

Potential fluctuations in quarterly operating results.

SFAR’s quarterly operating results may fluctuate significantly in the future as a result of a variety of factors, most of which are outside its control, including the demand for services, seasonal trends in purchasing, the amount and timing of capital expenditures; price competition or pricing changes in the industry; technical difficulties or system downtime; general economic conditions, and economic conditions specific to the industry. The quarterly results may also be significantly impacted by the impact of the accounting treatment of acquisitions, financing transactions or other matters. Particularly at the early stage of development, occurrences such as accounting treatment can have a material impact on the results for any quarter. Due to the foregoing factors, among others, it is likely that the operating results will fall below expectations or those of investors in some future quarter.

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Lack of independent directors.

SFAR cannot guarantee that its board of directors will have a majority of independent directors in the future. In the absence of a majority of independent directors, the executive officers, could establish policies and enter into transactions without independent review and approval thereof. This could present the potential for a conflict of interest between SFAR and its stockholders generally and the controlling officers, stockholders or directors.

Management of potential growth.

SFAR may experience rapid growth which will place a significant strain on its managerial, operational, and financial systems resources. To accommodate its current size and manage growth, SFAR must continue to implement and improve its financial strength and operational systems, and expand, train and manage its sales and distribution base. There is no guarantee that SFAR will be able to effectively manage the expansion of its operations, or that its facilities, systems, procedures or controls will be adequate to support its expanded operations. SFAR’s inability to effectively manage its future growth would have a material adverse effect.

SFAR depends heavily on key personnel and loss of the services of one or more of its key executives or a significant portion of any prospective local management personnel could weaken the management team adversely affecting the operations.

SFAR’s success largely depends on the skills, experience and efforts of its senior management, particularly the Chief Executive Officer, Michael Forster. Operations will also be dependent on the efforts, ability and experience of key members of the prospective local management staff. The loss of services of one or more members of the senior management or of a significant portion of any of local management staff could weaken significantly management expertise and the ability to deliver health care services efficiently. SFAR does not maintain key man life insurance policies on any of its officers, although it intends to obtain such insurance policies in the future.

Non-performance by the suppliers may adversely affect the operations by delaying delivery or causing delivery failures, which may negatively affect demand, sales and profitability.

POWER-SAVE (SFAR) distributes it’s products from the manufacturing suppliers. POWER-SAVE (SFAR) will be materially and adversely affected by the failure of the suppliers to perform as expected.  POWER-SAVE (SFAR) could experience delivery delays or failures caused by production issues or delivery of non-conforming products if its suppliers failed to perform, and POWER-SAVE (SFAR) also faces the risks in the event that any of its suppliers becomes insolvent or bankrupt.

B. Plan of Operation

Forward Looking Statements

Much of the discussion in this Item is "forward looking" as that term is used in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Actual operations and results may materially differ from present plans and projections due to changes in economic conditions, new business opportunities, changed business conditions, and other developments. Other factors that could cause results to differ materially are described in our filings with the Securities and Exchange Commission. The information constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

There are several factors that could cause actual results or events to differ materially from those anticipated, and include, but are not limited to general economic, financial and business conditions, changes in and compliance with governmental laws and regulations, including various state and federal environmental regulations, our ability to obtain additional financing from outside investors and/or bank and mezzanine lenders and the ability to generate sufficient revenues to cover operating losses and position SFAR to achieve positive cash flow.

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Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. We believe the information contained in this Form 10-QSB to be accurate as of the date hereof. Changes may occur after that date. We will not update that information except as required by law in the normal course of its public disclosure practices.

SFAR will need additional capital to continue operations and will endeavor to raise funds through the sale of equity shares and revenues from operations. There can be no assurance that SFAR will generate revenues from operations or obtain sufficient capital on acceptable terms, if at all. Failure to obtain such capital or generate such operating revenues would have an adverse impact on SFAR’s financial position and results of operations and ability to continue as a going concern. Operating and capital requirements during the next fiscal year and thereafter will vary based on a number of factors, including the level of sales and marketing activities for services and products. There can be no assurance that additional private or public financing, including debt or equity financing, will be available as needed, or, if available, on terms favorable to SFAR. Any additional equity financing may be dilutive to stockholders and such additional equity securities may have rights, preferences or privileges that are senior to those of SFAR existing common stock.

C. Description of Property

The Registrant does not own any real estate properties.

D. Security Ownership of Certain Beneficial Owners and Management

Immediately prior to the Acquisition, there were 2,537,384 issued and outstanding shares of SFAR common stock. At the closing of the Acquisition, SFAR issued 75,000,000 shares of its common stock to POWER-SAVE. After giving effect to the Acquisition Agreement, there were issued and outstanding 77,537,384 shares of SFAR common stock.

PRINCIPAL SHARE OWNERSHIP

The following table sets forth, as of September 15, 2006, (immediately following completion of the Transaction), stock ownership of each executive officer and director of the Company, of all executive officers and directors of the Company, as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any options, warrant or other right to acquire additional securities of the Company except as may be otherwise noted.

Name and Address	Number of Shares Beneficially Owned	Percent of Class
Michael Forster (1) 3873 Sequoia Drive San Luis Obispo, CA 93401	75,000,000	96.7%
All officers and directors as a group	75,000,000	96.7%
Total Beneficially Owned	75,000,000	96.7%

(1)	The person named is an officer, director, or both.

E. Directors and Executive Officers, Promoters and Control Persons

On September 13, 2005 Michael Forster was appointed as SFAR’s chief executive officer, chief financial officer and secretary of the company. Mr. Forster now owns 96.7% percent of common stock constituting a change of control.

There are no family relationships between Mr. Forster and the directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers. During the last two years, there have been no transactions, or proposed transactions, to which the Registrant was or is to be a party, in which Mr. Forster (or any member of his immediate family) had or is to have a direct or indirect material interest.

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F. Executive & Director Compensation

Executive Compensation

Shown on the table below is information on the annual and long-term compensation for services rendered to the Registrant in all capacities, for the 2005, 2004, and 2003 fiscal years, paid by the Registrant to all individuals serving as the Registrant’s chief executive officer or acting in a similar capacity during the last three completed fiscal years, regardless of compensation level. During the last completed fiscal year, the Registrant did not pay aggregate compensation to any executive officer in an amount greater than $100,000.

Name and Principal Position	Yr.	Annual Compensation			Long Term Compensation			All Other Compensation ($)
		Salary ($)	Bonus ($)	Other Annual Compensation ($)	Awards		Payouts
					Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)
Zirk Engelbrecht (former CEO) LeRoy Willoughby (former CFO) Vernell P. Prout (former COO) Michael Forster	2003 2004 2005 2003 2004 2005 2003 2004 2005 2005	0 1,000 0 0 0 0 0 6,000 0 0	0 0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0 0

Director Compensation

The directors of the Registrant have not received compensation for their services as directors nor have they been reimbursed for expenses incurred in attending board meetings.

G. Certain Relationships and Related Transactions

Except as otherwise disclosed herein or incorporated herein by reference, there have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any director or executive officer of the Registrant, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

H. Description of Securities

Common

Each share of common stock is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the Board of Directors may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Registrant does not have any other classes of issued and outstanding capital stock.

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I.	Market Price of and Dividends on the Registrants Common Equity and Related Stockholder Matters

We currently have 77,537,384 shares of our common stock outstanding. Our shares of common stock are held by approximately 287 stockholders of record. The number of record holders was determined from the records of our transfer agent and does not include beneficial owners of common stock whose shares are held in the names of various security brokers, dealers, and registered clearing agencies.

The Registrant has no plans to declare cash dividends on its common stock in the future and has not declared any thus far during fiscal year 2006 or during the last two completed fiscal years. There are no restrictions that limit the ability of the Registrant to declare cash dividends on its common stock and the Registrant does not believe that there are any that are likely to do so in the future.

J. Legal Proceedings

None.

K. Indemnification of Directors and Officers

The Registrant will indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of the State of Utah.

SECTION 3- SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

A. Sale of Common Stock to the Investors

1. Section 4(2) of the Securities Act

The shares were sold to the Investors without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Section 4(2) of the Securities Act. Section 4(2) of the Securities Act exempts from registration transactions by an issuer not involving any public offering. To qualify for this exemption, the purchasers of the securities must (1) have enough knowledge and experience in finance and business matters to evaluate the risks and merits of the investment or be able to bear the investment's economic risk, (2) have access to the type of information normally provided in a prospectus, and (3) agree not to resell or distribute the securities to the public. In addition, the registrant cannot use any form of public solicitation or general advertising in connection with the offering.

The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the sale of its common stock to the Investors. Specifically, (1) the Registrant has determined that the Investors are knowledgeable and experienced in finance and business matters and thus are able to evaluate the risks and merits of acquiring the Registrant

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B. Issuance Pursuant to the Acquisition Agreement

On September 15, 2006, the Company issued 75,000,000 shares of its common stock in a Asset Purchase transaction which was not registered under the Securities Act of 1933.  The shares were issued to Michael Forster, the Company’s current Chief Executive Officer. The shares were issued in reliance upon exemptions from registration for transactions defined in Regulation D under the Securities Act of 1933.

1. Section 4(2) of the Securities Act

The shares were issued to the POWER-SAVE Shareholders without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Section 4(2) of the Securities Act. The requirements to qualify to use this exemption are described above.

The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the issuance of the shares to the POWER-SAVE Shareholders. Specifically, (1) the Registrant has determined that the POWER-SAVE Shareholders are knowledgeable and experienced in finance and business matters and thus they are able to evaluate the risks and merits of acquiring the Registrant

SECTION 5- CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On September 15, 2006, there was a change of control of the Company as a result of closing under the Asset Purchase with Power-Save Energy Corp.

Prior to completion of the Asset Purchase transaction, we had 2,537,348 shares of common stock issued and outstanding.  Following completion of the Asset Purchase and other related transactions, we had 77,537,348 shares issued and outstanding, of which 75,000,000, or approximately 96.7%, are owned by persons who were previously shareholders of POWER-SAVE. Information regarding the share ownership of such persons following completion of the Asset Purchase transaction is set forth below under the caption “Principal Share Ownership.”

In connection with the Transaction, the Company agreed to appoint a new director, Michael Forster, to the Company’s Board of Directors. This appointment is subject to mailing this information and waiting the ten (10) day period mandated under section 14(f) of the Securities Exchange Act of 1934. This Schedule 14f-1 will be mailed to the stockholders on or about September 18, 2006. The 10-day waiting period is expected to conclude on or about September 28, 2006. On September 13, 2006, all of the Company’s officers resigned their positions and Michael Forster was appointed as Chief Executive Officer of the Company. Zirk Engelbrecht will remain as a director of the Company but will resign as a director at the conclusion of the 10-day period described below in compliance with Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 thereunder.

Item 5.06 Change in Shell Company Status.

The Registrant was a shell company (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) immediately before the Acquisition Transaction. As a result of the Acquisition Transaction, the Registrant has acquired an asset that possesses an operating business. Consequently, the Registrant believes that the Asset Purchase Transaction has caused it to cease to be a shell company. For information about the Asset Purchase Transaction, please see the information set forth above under Item 1.01 and Item 2.01 of this Current Report, which information is incorporated hereunder by this reference.

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SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a) Audited Financial Statements of Power-Save Energy Corp. as of June 30, 2006:
Report of Independent Registered Public Accounting Firm
Balance Sheet
Statement of Operations
Statement of Cash Flows
Notes to Financial Statements

(b) (Unaudited) Consolidated Pro Forma Financial Statements for Safari Associates, Inc.

The unaudited pro forma financial statements presented herein are for illustrative purposes only. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable, and should be read in conjunction with the historical financial statements of POWER-SAVE Energy Corp. and Safari Associates, Inc. The un-audited pro forma information is not necessarily indicative of the future financial position or operating results of the combined company.

(c) Exhibits.

10.1 Asset Purchase Agreement dated September 12, 2006 by and between the controlling shareholder of Power-Save Energy Corporation and Safari Associates, Inc.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 27th day of October, 2006.

Safari Associates, Inc.

/s/ Michael Forster
Michael Forster
Chief Executive Officer, President and Director

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POWER-SAVE ENERGY CORP.
(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

JUNE 30, 2006

REPORT OF AUDITOR

BALANCE SHEET
AS OF JUNE 30, 2006

STATEMENT OF OPERATIONS
FOR THE PERIOD
SEPTEMBER 30, 2005 (DATE OF INCEPTION)
THROUGH JUNE 30, 2006

STATEMENT OF CASH FLOWS
FOR THE PERIOD
SEPTEMBER 30, 2005 (DATE OF INCEPTION)
THROUGH JUNE 30, 2006

NOTES TO FINANCIAL STATEMENTS

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E. Randall Gruber, CPA, PC

Certified Public Accountant Telephone (636)561-5639 121 Civic Center Drive, Suite 125 Fax (636)561-0735
Lake Saint Louis, Missouri 63367

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
POWER-SAVE ENERGY CORP.

I have audited the accompanying balance sheet of Power-Save Energy Corp (a development stage enterprise) as of June 30, 2006, and the related statements of operations, and cash flows for the period September 21, 2005 (date of inception) through June 30, 2006). These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for our opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Power-Save Energy Corp as of June 30, 2006 and the results of its operations and cash flows for the period from September 21, 2005, (date of inception) through June 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2 to the financial statements conditions exist which raise substantial doubt about the Company’s ability to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Those conditions raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Lake Saint Louis, Missouri
October 26, 2006

Member: American Institute of Certified Public Accountants
Registered: Public Company Accounting Oversight Board (PCAOB)

Page - 14

Power-Save Energy Corp.
(a development state company)

BALANCE SHEET

June 30,
2006
Assets

Current assets
Cash and cash equivalents	$110,219
Accounts receivable	11,667
Inventory	95,490

Total current assets	217,376

Intangible assets, net	12,301

Total assets	229,677

Liabilities and stockholders' equity

Liabilities

Current liabilities
Notes payable	22,148
Accounts payable	2,100

Total current liabilities	24,248

Stockholders' equity
Common stock, $.001 par value, 200,000,000 shares authorized
2,400,000 issued and outstanding	2,400
Additional paid-in capital	285,600
Deficit accumulated during the development stage	(82,571)

Total stockholders' equity	205,429

Total liabilities and stockholders' equity	$229,677

See accompanying notes to financial statements.

Page - 15

Power-Save Energy Corp.
(a development state company)

Statements of Operations

For the period
September 21,
2005 (date of
inception) through
June 30, 2006

Revenues, net of returns and allowances	$179,877

Cost of sales
Merchandise	33,429
Other costs	14,013

Total cost of sales	47,442

Gross margin	132,435

General and administrative expenses
Advertising and promotion	104,291
Web-site development	28,193
Salaries, commissions and benefits	27,398
Travel and entertainment	20,234
Investor relations	12,500
Professional fees	7,051
Warranty and support	5,385
Other	9,644

Total operating costs and expenses	214,696

Loss from operations	(82,261)

Other expense
Interest expense	(310)

Total other (expense)	(310)

Net loss	$(82,571)

Weighted average number of shares outstanding	2,298,591

Net loss per share	$(0.04)

See accompanying notes to financial statements.

Page - 16

Power-Save Energy Corp.
(a development state company)

Statements of Cash Flows

For the period
September 21,
2005 (date of
inception) through
June 30, 2006
Cash flows from operating activities
Net (loss)	$(82,571)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Amortization	209
Changes in operating assets and liabilities
Increase in accounts receivable	(11,667)
Increase in inventory	(77,490)
Increase in accounts payable	2,100

Net cash used by operating activities	(169,419)

Cash flows from investing activities:
Acquisition of intangible assets	(12,510)
Net cash used by investing activities	(12,510)

Cash flows from financing activities
Proceeds from notes payable	22,148
Proceeds from sale of stock	270,000
Net cash provided by financing activities	292,148

Net increase in cash and equivalents	110,219

Cash and cash equivalents at beginning of year	---

Cash and cash equivalents at end of year	$110,219

See accompanying notes to financial statements.

Page - 17

Power-Save Energy Corp.
(a development state company)
Notes to Financial Statements

Note 1 - Organization and Principal Activities

Organization and Description of Business

Power-Save Energy Corp. (a development stage company) manufactures, markets and sells an electricity savings device for homeowners. The Company’s initial product, the Power-Save 1200’s primary function is to improve electric efficiency, and to reduce electrical consumption in the home. The Company was incorporated under the laws of the State of Nevada on September 21, 2005.

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation
The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts in the financial statements, including the estimated useful lives of tangible and intangible assets. Management believes the estimates used in preparing the financial statements are reasonable and prudent. Actual results could differ from these estimates.

Financial Instruments

The Company’s financial instruments include cash and cash equivalents and notes payable. At June 30, 2006 the carrying cost of these instruments approximate their fair value.

Cash Equivalents

Cash equivalents include highly liquid investments with maturities of three months or less.

Intangible Assets

In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," the Company evaluates intangible assets and other long-lived assets for impairment, at least on an annual basis and whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows. Recoverability of intangible assets and other long-lived assets is measured by comparing their net book value to the related projected undiscounted cash flows from these assets, considering a number of factors including past operating results, budgets, economic projections, market trends and product development cycles. If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired, and a second test is performed to measure the amount of impairment loss.

Revenue Recognition

Revenue is recognized in accordance with SEC Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements”. The Company recognizes revenue when the significant risks and rewards of ownership have been transferred to the customer pursuant to applicable laws and regulations, including factors such as when there has been evidence of a sales arrangement, delivery has occurred, or service have been rendered, the price to the buyer is fixed or determinable, and collectibility is reasonably assured.

Page - 18

Power-Save Energy Corp.
(a development state company)
Notes to Financial Statements

Stock - Based Compensation

The Company may periodically issue shares of common stock for services rendered or for other costs and expenses. Such shares will be valued based on the market price of the shares on the transaction date.

The Company may periodically issue stock options to employees and stock options or warrants to non-employees in non-capital raising transactions for services and for financing costs.

The Company has adopted Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (“SFAS No. 123”), which establishes a fair value method of accounting for stock-based compensation plans.

The provisions of SFAS No. 123 allow companies to either record an expense in the financial statements to reflect the estimated fair value of stock options to employees, or to continue to follow the intrinsic value method set forth in Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees”, but to disclose on an annual basis the pro-forma effect on net income (loss) and net income (loss) per share had the fair value of the stock options been recorded in the financial statements. SFAS No. 123 was amended by SFAS No., 148, which now requires companies to disclose in interim financial statements the pro-forma effect on net income (loss) and net income (loss) per common share of the estimated fair value of stock options issued to employees.

In accordance with SFAS No. 123, the cost of stock options and warrants issued to non-employees is measured at the grant date based on the fair value of the award. The fair value of the stock-based award is determined using the Black-Scholes option-pricing model. The resulting amount is charged to expenses on the straight-line basis over the period in which the Company expects to receive benefit, which is generally the vesting period.

Pro Forma Financial Disclosure - In accordance with SFAS No. 123, the Company will provide footnote disclosure with respect to stock-based employee compensation. The value of a stock-based award will be determined using the Black-Scholes option-pricing model, whereby compensation cost is the fair value of the award as determined by the pricing model at the grant date or other measurement date. The resulting amount will be charged to expense on the straight-line basis over the period in which the Company expects to receive benefit, which is generally the vesting period.

The Company did not have any stock options outstanding during the period November 25, 2003 (date of inception) through June 30, 2005, accordingly, no pro forma financial disclosure is provided herein.

Income Taxes

Income taxes are accounted for in accordance with SFAS 109, Accounting for Income Taxes, using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Page - 19

Power-Save Energy Corp.
(a development state company)
Notes to Financial Statements

Earnings Per Common Share

Statement of Financial Accounting Standards No. 128, “Earnings Per Share”, requires presentation of basic earnings per share (”Basic EPS”) and diluted earnings per share (“Diluted EPS”). Basic earnings (loss) per share is computed by dividing earnings (loss) available to common stockholders by the weighted average number of common shares outstanding (including shares reserved for issuance) during the period. Diluted earnings per share gives effect to all dilutive potential common shares outstanding during the period. The Company did not have any potentially dilutive securities outstanding during the period September 21, 2005 (date of inception) through June 30, 2006. Accordingly, basic and diluted loss per common share is the same for the period September 21, 2005 (date of inception) through June 30, 2006.

Advertising

The costs of advertising, promotion and marketing programs are charged to operations in the calendar year incurred.

Segmented Information

Management has determined that the Company operates in one dominant industry segment. Additional segment disclosure requirements will be evaluated as it expands its operations.

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash and cash equivalents and accounts receivables. The Company places its cash with high quality financial institutions and at times may exceed the FDIC $100,000 insurance limit. The Company extends credit based on an evaluation of the customer's financial condition, generally without collateral. Exposure to losses on receivables is principally dependent on each customer's financial condition. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses, as required. Accounts are “written-off” when deemed uncollectible.

Special - purpose entities

The Company does not have any off-balance sheet financing activities.

Going Concern

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. As of June 30, 2006 the Company had a retained deficit of $92,138. This condition raises substantial doubt as to the Company’s ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The Company’s ability to continue in business is dependent upon obtaining sufficient financing or attaining profitable operations. These financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Page - 20

Power-Save Energy Corp.
(a development state company)
Notes to Financial Statements

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the amounts reported in the financial statements. The Company bases its estimates on historical experience, management expectations for future performance, and other assumptions as appropriate. Key areas affected by estimates include the assessment of the recoverability of long-lived assets, which is based on such factors as estimated future cash flows. The Company re-evaluates its estimates on an ongoing basis. Actual results may vary from those estimates.

Organizational costs

The Company expenses all start-up and organizational costs as they are incurred in accordance with the provisions of Statement of Position (SOP) 98-5, “Reporting on the Costs of Start-up Activities” issued by the American Institute of Certified Public Accountants.

Website Development Costs

The Company accounts for website development costs in accordance with Emerging Issues Task Force (EITF) No. 00-2. Accordingly, all costs incurred in the planning stage are expensed as incurred, costs incurred in the website application and infrastructure development stage are accounted for in accordance with Statement of Position (SOP) 98-1 which requires the capitalization of certain costs that meet specific criteria, and costs incurred in the day to day operation of the website are expensed as incurred.

Note 3 - Recently issued accounting pronouncements

In March 2004, the FASB approved the consensus reached on the Emerging Issues Task Force (EITF) Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The objective of this Issue is to provide guidance for identifying impaired investments. EITF 03-1 also provides new disclosure requirements for investments that are deemed to be temporarily impaired. In September 2004, the FASB issued a FASB Staff
Position (FSP) EITF 03-1-1 that delays the effective date of the measurement and recognition guidance in EITF 03-1 until after further deliberations by the FASB. The disclosure requirements are effective only for annual periods ending after June 15, 2004. The Company has evaluated the impact of the adoption of the disclosure requirements of EITF 03-1 and does not believe it will have an impact to the Company's overall combined results of operations or combined financial position. Once the FASB reaches a final decision on the measurement and recognition provisions, the Company will evaluate the impact of the adoption of EITF 03-1.

In November 2004, the FASB issued SFAS No. 151 "Inventory Costs, an amendment of ARB No. 43, Chapter 4”, (" SFAS No. 151"). The amendments made by SFAS 151 clarify that abnormal amounts of idle facility expense, freight, handling costs, and wasted materials (spoilage) should be recognized as current-period charges and require the allocation of fixed production overheads to inventory based on the normal capacity of the production facilities. The guidance is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Earlier application is permitted for inventory costs incurred during fiscal years beginning after November 23, 2004. The Company has evaluated the impact of the adoption of SFAS 151, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

In December 2004, the FASB issued SFAS No.152, "Accounting for Real Estate Time-Sharing Transactions-an amendment of FASB Statements No. 66 and 67" ("SFAS 152") SFAS 152 amends SFAS No. 66, "Accounting for Sales of Real Estate", to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in
AICPA Statement of Position (SOP) 04-2, "Accounting for Real Estate Time-Sharing Transactions". SFAS 152 also amends SFAS No. 67, "Accounting for Costs and Initial Rental Operations of Real Estate Projects", to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. SFAS 152 is effective for financial statements for fiscal years beginning after June 15, 2005, with earlier application encouraged. The Company has evaluated the impact of the adoption of SFAS 152, and does not believe the impact will be significant if any, to the Company's overall results of operations or financial position since the Company does not enter into such transactions.

Page - 21

Power-Save Energy Corp.
(a development state company)
Notes to Financial Statements

In December 2004, the FASB issued SFAS No.153, "Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions." The amendments made by SFAS 153 are based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for nonmonetary exchanges of similar productive assets and replace it with a broader exception for exchanges of nonmonetary assets that do not have commercial substance. Previously, Opinion 29 required that the accounting for an exchange of a productive asset for a similar productive asset or an equivalent interest in the same or similar productive asset should be based on the recorded amount of the asset relinquished. Opinion 29 provided an exception to its basic measurement principle (fair value) for exchanges of similar productive assets. That exception required that some nonmonetary exchanges, although commercially substantive, to be recorded on a carryover basis. By focusing the exception on exchanges that lack commercial substance, the FASB believes SFAS No.153 produces financial reporting that more faithfully represents the economics of the transactions. SFAS No.153 is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges occurring in fiscal periods beginning after the date of issuance. The provisions of SFAS No.153 shall be applied prospectively. The Company has evaluated the impact of the adoption of SFAS 153, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

In December 2004, the FASB issued SFAS No.123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"). SFAS 123(R) will provide investors and other users of financial statements with more complete and neutral financial information by requiring that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. SFAS 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. SFAS 123(R) replaces SFAS No. 123, "Accounting for Stock-Based Compensation", and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees". SFAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. However, that statement permitted entities the option of continuing to apply the guidance in Opinion 25, as long as the footnotes to financial statements disclosed what net income would have been had the preferable fair-value-based method been used. Public entities (other than those filing as small business issuers) will be required to apply SFAS 123(R) as of the first interim or annual reporting period that begins after June 15, 2005. This pronouncement is effective for the Company, a small business issuer, as of the first interior annual reporting period that begins after December 15, 2005. The Company has evaluated the impact of the adoption of SFAS 123(R), and does not believe the impact will be significant to the Company's overall results of operations or financial position.

Page - 22

Power-Save Energy Corp.
(a development state company)
Notes to Financial Statements

In May, 2005, The FASB issued SFAS No. 154, entitled Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3. This Statement replaces APB Opinion No. 20, Accounting Changes and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. This statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. Opinion 20 previously required that most voluntary changes in accounting principle be recognized by including in net income of the period of the change the cumulative effect of changing to the new accounting principle. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. This Statement defines as the application of a different accounting principle to prior accounting periods as if that principle had always been used or as the adjustment of previously issued financial statements to reflect a change in the reporting entity. This statement also redefines restatement as the revising of previously issued financial statements to reflect the correction of an error. The adoption of SFAS 154 did not impact the financial statements.

In February, 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Statements”. SFAS No. 155 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 155, permits fair value measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial statements that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company’s first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the financial statements.

In March, 2006 FASB issued SFAS 156 “Accounting For Servicing of Financial Assets” this
Statement amends FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

1.	Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.
2.	Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.
3.	Permits an entity to choose “Amortization method” or “Fair value measurement method” for each class of separately recognized servicing assets and servicing liabilities.
4.
At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

5.
Requires separate presentation of servicing assets and liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

Page - 23

Power-Save Energy Corp.
(a development state company)
Notes to Financial Statements
Management believes that this statement will not have a significant impact on the financial statements.

Note 4 - Commitments and Contingencies

The Company entered into a Non-Exclusive Distributor Agreement, which allows the Company to purchase at preferred pricing and market a certain patented electricity saving device. The Agreement has an initial term of one year. At the end of the one year term, the Agreement will continue until terminated by either party with at least thirty days prior notice. The Agreement requires the Company to purchase $7,500 of product in every three month period during the first two years and then increasing to $15,000 in every three month period for the remaining term of the Agreement. The total commitment for product purchases during the next twelve months is $30,000.

Note 5 - Note Payable

The Company has negotiated a line of credit with a bank in the amount of $55,000 at June 30, 2006. The line of credit bears interest at 8.25% as of June 30, 2006. The balance due on the line of credit at June 30, 2006 is $22,148.

Note 6 - Income Taxes

The Company has a net operating loss carryforward of approximately $87,000 which will expire on June 30, 2005. The federal income tax benefit of this net operating loss is $30,450, and has been offset with a valuation allowance of $30,450 due to the uncertainty that the net operating loss will be used. The valuation allowance increased by $30,450 for the period September 21, 2005 (date of inception) through June 30, 2006.

Note 7 - Intangible Assets

Intangible assets consist of those acquired in the asset purchase agreement with Advanced Builder Energy Technologies LLC (ABET), and include the ABET logo, the UL listing number, rights, licenses, designs and approvals, the customer lists, and any and all manufacturing agreements acquired. A summary of intangible assets as of June 30, 2006 is as follows:

Intangible assets, at cost	$ 12,510
Less - amortization allowed	209
$ 12,301

Note 8 - Common Stock

On September 21, 2006, the Company issued 2,250,000 shares of common in a private placement offering that resulted in gross proceeds of $270,000.

On May 6, 2006, the Company issued 150,000 shares of common stock as partial payment for the Asset Purchase Agreement between the Company and Advanced Builder Energy Technologies, LLC. The value was determined using the average price of stock issued for cash in the same period.

Page - 24

Power-Save Energy Corp.
(a development state company)
Notes to Financial Statements
Note 9 - Asset Purchase Agreement

On April 19, 2006, the Company entered into an asset purchase agreement with Advanced Builder Energy Technologies, LLC (“ABET”) to purchase substantially all of the assets of ABET used in the manufacturing, sale and distribution of certain of its proprietary products. The purchase price for the tangible and intangible assets was $90,000 payable in cash, and the issuance of 150,000 shares of the Company’s common stock.

The purchase was allocated as follows:

Inventory	$ 95,490
Intangible assets	12,510
$108,000

The inventory consists of power conditioning units built by a supplier in China for a competitor that is no longer in business. These units are labeled with a competitors name and UL information and will have to be relabeled in accordance with UL rules .

Note 10 - Agreement for Development of Television Advertising

On October 1, 2005 the Company entered into an agreement with SendTec, Inc. to prepare from script to production one sixty second DRTV commercial for $30,000. As of June 30, 2006, the commercial was completed, and the Company had paid as agreed.

Note 11 - Other Informative Disclosure

On October 1, 2005, the stockholders of the Company completed a share agreement transaction, whereby the stockholders exchanged 100% of the issued and outstanding shares of the Company’s common stock for 10,000,000 shares of Tabatha V, Inc. The result would have been that the Company would become a wholly owned subsidiary of Tabatha V, Inc. with the transaction being accounted for as a reverse merger in which the Company would be the acquirer, and would adopt the capital structure of Tabitha V, Inc. The transaction was subsequently voided,

Page - 25

SAFARI ASSOCIATES, INC
PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
AS OF JUNE 30, 2006
(unaudited)

Page - 26

SAFARI ASSOCIATES, INC
PROFORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 2006
(unaudited)

ASSETS
Current Assets:
Cash and Cash Equivalents	$117,459
Accounts Receivable	11,667
Inventory	95,490
Total Current Assets	224,616

Other Assets:
Intangible Assets	12,301

Total Assets	$236,917

LIABILITIES AND STOCKHOLDERS’ (DEFICIT)

Current Liabilities:
Notes Payable	$37,148
Accounts Payable	320,382
Accruals and Other Current Liabilities	259,526
Convertible Notes Payable	505,500

Total Current Liabilities	1,122,556

Stockholders’ (Deficit):
Common Stock, par value $.001, Authorized 100,000,000
Shares, Issued and Outstanding 77,537,384 Shares	77,587
Additional Paid-in-Capital	2,939,544
Retained (Deficit)	(3,902,770)
Total Stockholders’ (Deficit)	(885,639)

Total Liabilities and Stockholders” (Deficit)	$236,917

Page - 27

SAFARI ASSOCIATES, INC
PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006
(unaudited)

Revenue	$179,877
Cost of Revenue	47,442

Gross Profit	132,435

Operating Expenses:
Selling Expenses	124,525
General and Administrative Expenses	256,812
Research and Development Costs	7,178

388,515

Loss from Operations	(256,080)

Interest Expense	(21,180)

Net (Loss)	$(277,260)

Loss per Share	$(.004)

Average Number of Shares Outstanding	76,585,034

Notes of Proforma Consolidated Financial Statements

(1) The Proforma combined financial statements have been prepared as if the asset purchase agreement between Safari Associates Inc. and Power-Save Energy Corp. had taken place on January 1, 2006. The 75,000,000 share of common stock issued with the purchase of assets are considered to be issued and outstanding as of that date.

(2) In August, 2006 Safari Associates Inc. issued a total of 872,350 shares of common stock: 272,350 shares were issued for services rendered valued at $.30 per share which was the fair market value of the shares when issued for a total of $81,705. An additional 600,000 shares of common stock were issued for the forgiveness of loans from stockholders totaling $244,730. These shares and costs associated with shares issued for services were included in the Proforma financial statements as of June 30, 2006.

Page - 28

 EXHIBIT 10.1

Page - 29

Asset Purchase Agreement

BETWEEN
Safari Associates, Inc.
12753 Mulholland Drive
Beverly Hills, CA 90210
(hereinafter referred to as “Green Rock Ventures” or "Purchasor")

OF THE FIRST PART,

AND:
Power-Save Energy Corp.
3940-7 Broad Street
San Luis Obispo, CA 93401
(hereinafter referred to as “Power-Save ” or "Seller")

OF THE SECOND PART,
R E C I T A L S

WHEREAS Seller has developed a business, Power-Save Energy Corp., a company dedicated to the mass market sale of energy saving products for homeowners. Without limiting the generality of the foregoing the Business is as set out in Schedule A.

WHEREAS Purchaser desires to obtain an exclusive purchase agreement to establish the Business worldwide, in all markets, utilizing Seller’s property, business model, assets and proprietary information and acknowledges that use of such property, business model, assets and its proprietary information are subject to controls and restrictions established by Seller for the purpose of maintaining a high level of uniform quality and goodwill in the operation of the Business; and

WHEREAS the Seller desire to sell to Purchaser and Purchaser desires to acquire from the Seller the property, assets, model and proprietary information on the terms and subject to the conditions contained in this Agreement; and

WHEREAS the Parties are desirous of reducing the terms and conditions of their agreement to writing;

NOW, THEREFORE, in consideration of the premises, mutual promises, and obligations set forth herein, Purchaser and Seller agree as follows:

1).	PROPERTY. Subject to the terms and conditions of this Agreement, Seller agrees to sell and convey to Purchaser and Purchaser agrees to purchase from Seller the Property as described in Schedule A.

2).
PURCHASE PRICE. Subject to the terms and conditions of this Agreement, Seller agree to sell, convey and/or assign, as permitted, to Purchaser and Purchaser agrees to purchase from Seller the Property, assets, model and proprietary information for 75,000,000 Shares of Common Stock of Safari Associates, Inc.. The Purchase Price will be allocated between the Assets by agreement of the Parties no later than three (3) days prior to Closing and, in the absence of an agreement, in accordance with the Seller’ reasonable allocation at Closing.

3).
LIABILITIES. In consideration of the Purchase Price, the Purchaser agrees to assume all contracts and liabilities relating to the operation of Seller incurred in the ordinary course of the Seller business and operation of the Property existing and that are in effect as of the Closing Date, but excluding (a) Seller’ state and federal income tax obligations as of the date of Closing; and (b) Seller’ liabilities existing and in effect as of the Closing Date. Except as expressly identified in Schedule B, after Closing, Purchaser shall hold Seller harmless from any and all liabilities and contracts of Seller existing and in effect as of the date of Closing.

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4).	CLOSING.

a)	Closing Date. Closing on the Property shall occur on September 12, 2006.

b)
Time and Location of Closing. Unless otherwise agreed by Purchaser and Seller, the Closing shall take place at 10:00 a.m. on the Closing Date at the offices of the General Counsel for Safari Associates, Inc.

c)	Possession. Possession of the Property and Assets which are the subject of Closing shall be delivered to Purchaser on the Closing Date.

5).	REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants that the following are true and correct as of the date of this Agreement and shall be reaffirmed by Seller at Closing:

a)
Seller has the power to own their properties and assets, and to carry on their business as now being conducted by it. Seller has the power to assign and transfer to Purchaser the Property and Assets to be transferred to Purchaser as specified in this Agreement.

b)
The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the documents controlling the operation of Seller, nor violate any provision of the Operating Agreements, Articles of Incorporation, By-Laws, mortgage, lien, agreement, instrument, order, judgment or decree to which Seller are a party, or whereby it is bound, and will not violate any other restriction of any other kind or character to which Seller are subject. Seller has taken or will take action required by law, their Operating Agreements, Articles of Incorporation and By-Laws, or otherwise, to authorize execution and delivery of this Agreement and the consummation of the transactions described herein.

c)	Seller has or will have by the Closing Date, good and marketable title and own the Property and Assets to be sold hereunder.

d)
Seller have filed or caused to be filed, all returns for federal, state and local taxes which are due. To the best of Seller’ knowledge, there are no assessments or additional taxes threatened against Seller, the Property or Assets. Seller are not delinquent in the payment of any tax assessment or governmental charge, do not have any tax deficiencies imposed or assessed against them and have not executed any waiver of the statute of limitations on the assessment or collection of any tax, which actions in any manner would affect title to any of the Property and Assets to be transferred.

e)
From the date of this Agreement until the final Closing Date provided for herein, Seller shall not: (a) commit or permit to be committed any waste on the Property, and (b) enter into any agreement or instrument or take any action that would encumber the Property after Closing, that would bind Purchaser or the Property after Closing, or that would be outside the normal scope of maintaining and operating the Property.

f)	There are no obligations of the Seller pertaining to the operation of the Property that would be a direct obligation of the Purchaser, other than as disclosed in this Agreement.

g)
Seller makes no representations or warranties by delivering and making available to Purchaser any documents or reports relating to the Property or the Assets. Neither Seller nor any of their employees, agents, or representatives shall be responsible or liable for any damage or loss resulting from Purchaser's reliance upon any documents or reports, studies or other information made available to Purchaser by Seller relating to the Property and Assets.

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The representations and warranties of the Seller contained in this Agreement and the certificates and documents to be delivered pursuant hereto, shall be true, complete, and correct when made, and as of the Closing Date, and will not contain any untrue statement of a material fact required to make the statements herein or therein not misleading. Seller shall have performed and satisfied all the covenants, agreements, and conditions required by this Agreement to be performed and satisfied by it hereunder.

For purposes of the foregoing, the term “best of Seller’ knowledge” shall mean the actual and personal knowledge of Seller, Seller’ directors, officers, shareholders, managers, members, and employees and (a) shall not obligate such individuals to carry out any investigation of the matters discussed above, and (b) does not imply that anyone else's knowledge is imputed to such individuals. Purchaser's consummation of the purchase and sale transactions contemplated by this Agreement notwithstanding Purchaser’s actual knowledge at the time of the Closing of any alleged breach of the foregoing representations and warranties shall be deemed Purchaser’s waiver of the alleged breach.

6).
REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants that the following are true and correct as of the date of this Agreement and shall be reaffirmed by Purchaser at Closing:

a)
The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the documents controlling the operation of Purchaser, nor violate any provision of the Operating Agreements, mortgage, lien, agreement, instrument, order, judgment or decree to which Purchaser is a party, or whereby it is bound, and will not violate any other restriction of any other kind or character to which Purchaser is subject. Purchaser has taken or will take action required by law, its Operating Agreements or otherwise to authorize execution and delivery of this Agreement and the consummation of the transactions described herein.

b)
Purchaser expressly acknowledges to Seller that Purchaser has determined in its sole discretion the scope and extent of its due diligence and inspection of the Property and Assets and the Purchaser is purchasing the Property and Assets solely based on its due diligence and not any statement or representation of the Seller except as expressly set forth in this Agreement.

7).
SURVIVAL. All covenants and agreements of either Party which expressly survive the Closing under this Agreement, and all representations, warranties, and indemnities by either Party to the other under this Agreement shall survive the Closing under this Agreement and shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

8).	GENERAL PROVISIONS.

a)	Time of the Essence. Time is of the essence under this Agreement.

b)	Governing Law. This Agreement shall be construed under and governed by the laws of the State of Nevada.

c)
Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision and this Agreement shall be construed as if such invalid, illegal, or unenforceable provisions had never been contained within the Agreement.

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d)
Entire Agreement. This Agreement, together with all conveyance documents, contain the entire agreement between Purchaser and Seller and supersede all prior representations, warranties, understandings, and agreements. This Agreement may not be modified except by an instrument in writing signed by the parties.

e)	Exhibits. All schedules, exhibits, and addenda attached to this Agreement and referred to herein shall for all purposes be deemed to be incorporated in this Agreement by this reference.

f)
Further Acts. Each of the parties covenants and agrees with the other, upon reasonable request from the other, from time to time, to execute and deliver such additional documents and instruments and to take such other actions as may be reasonably necessary to give effect to the provisions of this Agreement.

g)
Attorneys’ Fees. Anything to the contrary herein notwithstanding, in the event of any litigation or agreed upon arbitration or mediation proceedings between the parties concerning the subject matter of this Agreement, the prevailing party in the litigation or other proceedings shall be entitled to receive from the defaulting party, in addition to the amount of any judgment or other award entered, all reasonable costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party in the litigation or other proceedings.

h)
Compliance. The performance by the parties of their respective obligations provided for in this Agreement shall be in strict compliance with all applicable laws and the rules and regulations of all governmental agencies, municipal, county, state and federal, having jurisdiction in the premises.

i)
Authority. Each of the parties represents to the other that each such party has full power and authority to execute, deliver, and perform this Agreement, that the individuals executing this Agreement on behalf of said party are fully empowered and authorized to do so, that this Agreement constitutes a valid and legally binding obligation of such party enforceable against such party in accordance with its terms, that such execution, delivery, and performance will not contravene any legal or contractual restriction binding upon such party or any of its assets and that there is no legal action, proceeding, or investigation of any kind now pending or to the knowledge of such parties threatened against or affecting such party or the execution, delivery, or performance of this Agreement. If either party so requests, the other party shall deliver to the requesting party a certified copy of the resolution or other evidence of the other party’s authority under its organizational documents to enter into and consummate this Agreement and the transactions contemplated hereby.

j)
Notices. Any and all notices or demands provided for herein shall be in writing and shall be deemed effectively given or made: (i) on the date served upon the party to be notified personally; (ii) three days after being deposited in the United States mail registered or certified mail, return receipt requested, postage prepaid; (iii) one business day after deposit or delivery to a reputable overnight courier, prepaid, receipt acknowledged, to the address of such party set forth below; or (iv) on the date of a facsimile, if (a) the transmittal form showing a successful transmittal is retained by the sender, and (b) the facsimile communication is followed by mailing a copy thereof to the addressee of the facsimile in accordance with this paragraph, or to such other address as such party may last have designated by notice hereunder.

i)	If intended for the Seller:

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Power-Save Energy Corp.
3940-7 Broad Street
San Luis Obispo, CA 93401

Attention: Michael Forster, President
Phone: (866) 297-7192
Facsimile: (805) 543-9522

ii) If intended for the Purchaser:

Safari Associates, Inc.
12753 Mulholland Drive
Beverly Hills, CA 90210

Attention: Zirk Engelbrecht, President
Phone: (310) 733-8079
Facsimile: (310)388-0365

Rejection or refusal to accept delivery or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of notice as of the date such notice was deposited in the mail or delivered to the overnight courier.

k)	Place of Business. This Agreement arises out of the transaction of business in the San Diego, California.

l)
Execution in Counterparts and By Facsimile Signature. This Agreement may be executed in counterparts, each of which, when so executed and delivered, shall constitute an original; but all such counterparts shall together constitute but one and the same Agreement. A signed facsimile signature page shall be considered as an original signature page for the execution of this Agreement.

m)
Paragraph Headings, Interpretation. The paragraph headings are inserted only for convenient reference and do not define, limit, or prescribe the scope of this Agreement. Purchaser and Seller acknowledge that each is sophisticated in real estate matters and that each has had an opportunity to review, comment upon and negotiate the provisions of this Agreement, and thus the provisions of this Agreement shall not be construed more favorably or strictly for or against either party. Purchaser and Seller each acknowledge having been advised, and having had the opportunity, to consult legal counsel in connection with this Agreement and the transactions contemplated by this Agreement.

n)
Number and Gender. When necessary for proper construction hereof, the singular of any word used herein shall include the plural, the plural shall include the singular and the use of any gender shall be applicable to all genders.

o)
Waiver. Any one or more waivers of any covenant or condition by a party shall not be construed as a waiver of a subsequent breach of the same covenant or condition nor a consent to or approval of any act requiring consent to or approval of any subsequent similar act.

p)
Binding Effect. Subject to the restrictions on assignment contained within this Agreement, the Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

q)	No Beneficiaries. No third parties are intended to benefit by the covenants, agreements, representations, warranties or any other terms or conditions of this Agreement.

r)
Relationship of Parties. Purchaser and Seller acknowledge and agree that the relationship established between the parties pursuant to this Agreement is only that of a seller and a purchaser of real estate. Neither Purchaser nor Seller are, nor shall either hold itself out to be, the agent, employee, joint venturer, or partner of the other party.

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s)
Exchange Transactions. Seller may dispose of or Purchaser may acquire the Property through means of a like-kind exchange of real property, whether a simultaneous or deferred “Starker”-type exchange (an “Exchange”), pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations (the “Regulations”) promulgated under it. If either party gives notice to the other party that the notifying party intends to effect an Exchange in conjunction with the conveyance of the Property, the other party shall cooperate with the notifying party for purposes of effecting and structuring such Exchange; provided that, if the notifying party elects to effect a deferred exchange: (a) a qualified intermediary shall be utilized to effect the Exchange, and (b) the transfer requirements of the Code and the Regulations shall be satisfied by the so-called “assignment of rights” method provided for in the Regulations, whereby the notifying party will assign some or all of its rights under this Agreement to the qualified intermediary and retain its obligations under this Agreement. The other party agrees to execute such documents or instruments as are reasonably necessary to implement the Exchange, provided that the other party shall not be required to undertake any obligation or liability to any third party as part of the Exchange and Purchaser shall not be required to take title to property other than the Property. The notifying party shall be solely responsible for assuring that the structure, implementation and completion of the Exchange are effective for the notifying party’s federal, state, local or other tax purposes.

t)
Dates. If any date set forth in this Agreement for the delivery of any document or the occurrence of any event (for example, the expiration of the Feasibility Review Period or the Closing Date) falls on a weekend or holiday, then that date shall be automatically extended to the next succeeding business day. For the purposes of this Agreement, the phrase “business day” shall mean a weekday that is neither a holiday nor a weekend day.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date first above written.

PURCHASER:
SAFARI ASSOCIATES, INC.
A Nevada Corporation

By: _/s/ Zirk Engelbrecht
Zirk Engelbrecht
Its: President

SELLER:
POWER-SAVE ENERGY CORP.
A Nevada Corporation

By:	_/s/ Michael Forster
Michael Forster
Its: President

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